Exhibit (c)(16) Deutsche Bank Investment Bank Discussion Materials April 2022 Deutsche Bank Securities Inc., a subsidiary of Deutsche Bank AG, conducts investment banking and securities activities in the United States DRAFT 81nidZpGqzkSDMpD

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Contents Section 1 DB Thesis & Work Scope 2 Valuation Paradigm A Global Pharmacy Management (GPM) B Global Software Services (GSS) C Animal Health Distribution 3 Exit Considerations 4 M&A Roadmap Appendix Deutsche Bank DRAFT Investment Bank 81nidZpGqzkSDMpD

Deutsche Bank Investment Bank Section 1 DB Thesis & Work Scope DRAFT 81nidZpGqzkSDMpD

Executive Summary ▪ Ostensibly, there are three distinct CVET divisions – Distribution, GPM and GSS – favoring not only a sum-of-the-parts analysis, but also some consideration to separating the businesses in order to pursue divergent M&A and exit strategies in order to maximize shareholder value in the future – GPM’s closest eCommerce & Marketplace precedents and comps have recently traded as high as 10x revenue (or more), but are now trending in the 1.5-2.5x revenue range (or, 3-5x gross profit and 16-18x EBITDA); given GPM growth and market position, the business would command a top-of-the-range multiple on a standalone basis – If GSS can deliver on its 2022 forecast – +20% growth and ~40% EBITDA margins – the business would be a “”blue moon” software asset and could command a multiple similar to recent deals such as GHX, TherapyBrands and WebPT, suggesting an approximate $1B TEV, otherwise reality is consistently more akin to 12-14x EBITDA ▪ However, consideration must be given to the impact of any separation on the remainco profile and exit alternatives – Distribution & GPM feels more closely linked than either is with GSS – GSS & GPM are the primary drivers of growth and margin; a separation of both would put greater emphasis on executing the proprietary brand strategy within distribution – We do believe there will be strategic interest in a standalone distribution platform given market leadership in an attractive, growthy segment – Execution risk is somewhat mitigated by an entry price that most closely aligns to distribution peers Source: Company data Deutsche Bank 1 DRAFT Investment Bank 81nidZpGqzkSDMpD

Deutsche Bank Investment Bank Section 2 Valuation Paradigm DRAFT 81nidZpGqzkSDMpD

Stock Performance & Enterprise Stack CVET has experienced meaningful share price and multiple deterioration since its IPO Enterprise Stack Share Price Performance Last Three Years Share price (04/26/22) $14.54 Averages 30 Day 90 Day 180 Day 360 Day 52-Week High $30.75 $50.00 $16.26 $17.36 $18.58 $24.12 52-Week Low $14.54 $40.00 % of 52-week high 47.28% Shares Amount $30.00 Basic Shares Outstanding 138.1 $2,008 $20.00 Stock Options 0.0 $0 (65.4%) Restricted Stock 4.0 $58 $10.00 Fully Diluted Equity Value $2,067 $0.00 Plus: Debt 1,058 Feb-19 May-19 Aug-19 Nov-19 Feb-20 May-20 Aug-20 Nov-20 Feb-21 May-21 Aug-21 Nov-21 Feb-22 Less: Cash (183) Plus: NCI 23 Averages Fully Diluted Enterprise Value $2,965 30 Day 90 Day 180 Day 360 Day 30.0x 11.4x 12.1x 12.4x 14.1x 25.0x Trading Statistics 20.0x (Per Consensus Estimates) TEV / 2022E Rev. 0.6x 15.0x TEV / 2023E Rev. 0.6x TEV / 2022E GP 3.2x 10.0x 10.7x TEV / 2023E GP 2.9x 5.0x TEV / 2022E E 10.8x 0.0x TEV / 2023E E 9.7x Feb-19 May-19 Aug-19 Nov-19 Feb-20 May-20 Aug-20 Nov-20 Feb-21 May-21 Aug-21 Nov-21 Feb-22 Note: Market data as of 04/26/2022 Deutsche Bank 2 Source: FactSet, Company filings DRAFT Investment Bank 81nidZpGqzkSDMpD

Summary of Key Covetrus Valuation Factors by Segment Global Pharmacy Management Global Software Services Distribution ▪ Provides technology that enables vet practices ▪ Offers practice management software to ▪ One of three global leaders in the veterinary to run their own online pharmacy veterinary practices pharmacy and supply B2B distribution market Description ▪ Enables prescription ordering, fulfillment and ▪ Suite of solutions includes payment ▪ Offers both third party and, increasingly, analytics / intelligence processing and wellness plan administration proprietary products 2022B Revenue $612M $100M $4,204M LTM / NTM % Growth 24% / 22% 0% / 26% 4% / 3% 2022B Gross Profit $181M $59M $664M % Margin 30% 59% 16% 2022B EBITDA $57M $38M $300M % Margin 9% 38% 7% Key Precedents Key Comps Source: Sponsor thesis presentation for CVET Deutsche Bank 3 DRAFT Investment Bank 81nidZpGqzkSDMpD

Public Market Perspectives

Market performance of CVET vs public peers, re-based to CVET's price per share



$100.00
$90.00
$80.00
$70.00
$60.00
$50.00
$40.00
$30.00
$20.00
$10.00
$0.00
CVET
GPM Peers
GSS Peers
Distribution Peers
91.4%
23.2%
(50.0%)
(65.4%)
Feb-19
Apr-19
Jun-19
Aug-19
Oct-19
Dec-19
Feb-20
Apr-20
Jun-20
Aug-20
Oct-20
Dec-20
Feb-21
Apr-21
Jun-21
Aug-21
Oct-21
Dec-21
Feb-22
Apr-22

Deutsche Bank
Investment Bank

*Note: Market data as of 4/26/2022; **GPM** peers include: GDRX, HIMS, TDOC, TRHC, ETSY, FTCH, REAL, PETS, CHWY, BARK, ROVR; **GSS** peers include: MDRX, CRW, HSTM, NXGN, DBX, MLNK, SPNS, SSNC, MODN, HCAT, OMCL, VEEV; **Distribution** peers includes: IDXX, PAHC, ELAN, ZTS, ABC, PDCO, AHCO, OMI, MCK, CAH, HSIC*
Source: FactSet

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Deutsche Bank Investment Bank Section A Global Pharmacy Management (GPM) DRAFT 81nidZpGqzkSDMpD

Select Precedents to Consider

Broad base of software and some marketplace precedents presents a few standout, key precedents for deeper consideration

($ in millions)

	Date	Target	Buyer	TEV	LTM R	LTM GP	LTM E	R Growth	EV / NTM Revenue	EV / NTM EBITDA
★	May-17	GHX	Temasek	$1,800	8.2x	11.1x	19.4x	5%	7.8x	18.1x
★	Aug-18	GoodRx	Silver Lake	$2,800	13.8x	14.0x	29.3x	57%	8.8x	19.4x
★	Jul-19	Convey Health	TPG Capital	$750	3.7x	6.6x	16.3x	22%	3.0x	12.9x
★	Aug-19	GoHealth	Centerbridge	$1,500	3.9x	5.8x	14.6x	89%	2.1x	7.0x
	Jul-20	Wellsky	LGP / TPG	$3,025	8.3x	11.2x	22.6x	13%	7.4x	19.3x
	Nov-20	Quantum Health	Warburg Pincus	$1,200	7.5x	N/A	42.9x	25%	6.0x	28.6x
	Jan-21	Change Healthcare	OptumInsight / UNH	$13,000	4.1x	10.6x	14.0x	7%	3.9x	12.8x
	Jun-21	Allocate Software	RLDatix	$1,300	11.4x	15.2x	29.2x	10%	10.4x	23.0x
	Jul-21	Availity	Novo Holdings	$1,700	5.4x	9.6x	18.3x	6%	5.1x	17.4x
	Jul-21	PartsSource	Bain Capital	$1,250	20.8x	32.1x	37.9x	33%	15.6x	28.4x
★	Oct-20	Hims and Hers	Oaktree Acquisition	$1,600	12.9x	18.9x	NM	36%	9.5x	NM
★	Nov-20	RxBenefits	Advent	$1,100	7.7x	12.1x	20.2x	15%	6.6x	18.7x
	Nov-21	athenahealth	Bain Capital / H&F	$17,000	8.6x	12.6x	19.0x	12%	7.7x	17.2x
	Dec-21	Cerner	Oracle	$29,548	5.1x	6.2x	15.5x	5%	4.9x	14.3x
	Jan-22	Cloudmed	R1 RCM	$4,100	11.3x	N/A	28.7x	19%	9.5x	21.8x
	Feb-22	Informa Pharma	Warburg Pincus	$2,600	11.9x	N/A	27.5x	12%	10.6x	23.2x
									Median: 7.5x	**Median: 18.7x**

Deutsche Bank
Investment Bank

Note: Columns reflect NTM multiples
Source: Public filings, Wall Street research, and DB Investment Banking estimates

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Qualifying Key Precedents

These business are particularly relevant to GPM and indicative of how the market perceives value

Precedent (Target)	TEV / GP LTM	TEV / GP NTM	TEV / E LTM	TEV / E NTM	Major Similarities	Major Distinctions	Key Attributes (At Time of Transaction): Market Leadership	High Quality Management	M&A Roadmap	Strategic Buyers
GoodRx	14.0x	9.0x	29.3x	19.4x	▪ Pharmacy product focus ▪ Price transparency aspect	▪ DTC model ▪ Higher growth and margin	✓	✓	✗	✓
RxBenefits	12.1x	10.4x	20.2x	18.7x	▪ Similar growth profile ▪ Recurring revenue model	▪ Employer focused end market ▪ PBM focus	✓	✓	✗	✗
GHX	11.1x	10.5x	19.4x	18.1x	▪ Recurring revenue model ▪ Tech-driven inventory management solutions	▪ Supply chain focus ▪ SaaS / cloud-based revenue	✓	✗	✓	✗
convey	6.6x	5.4x	16.3x	12.9x	▪ Similar growth profile	▪ Health plan administration ▪ Payor focused end market & concentration	✓	✓	✓	✓
GoHealth	5.8x	2.9x	14.6x	7.0x	▪ Marketplace business	▪ DTC model	✓	✗	✗	✗
hims	18.9x	13.1x	NM	NM	▪ eCommerce platform	▪ DTC model ▪ High gross margin ▪ Large TAM	✓	✓	✗	✗
Median:	**11.6x**	**9.7x**	**19.4x**	**18.1x**						

Source: Public filings, Wall Street research, and DB Investment Banking estimates

Deutsche Bank
Investment Bank

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Quantifying Key Precedents CVET’s GPM segment lags peer precedent targets in growth and margin profile LTM & NTM Revenue Growth NTM Gross Margin NTM Growth 98.0% 139.0% LTM Growth 80.1% 74.6% 72.3% 72.3% 63.8% 55.9% 58.5% 89.3% 37.1% 29.6% 24.0% 56.8% 35.8% 8.6% 21.8% 21.9% 15.5% 4.7% GoodRx GHX HIMS GoHealth RxBenefits Convey CVET-GPM GoHealth HIMS GoodRx RxBenefits CVET-GPM Convey GHX LTM Revenue Mix NTM EBITDA Margin Recurring Non-Recurring 5% 10% 15% 15% 45.1% 20% 43.2% 35.5% 29.6% 23.3% 95% 90% 85% 85% 80% 9.3% N/A NM -- RxBenefits HIMS Convey GHX GoodRx GoHealth GoodRx GHX RxBenefits GoHealth Convey CVET-GPM HIMS Source: Public filings, Wall Street research, and Sponsor Thesis Presentation for CVET Deutsche Bank 7 DRAFT Investment Bank 81nidZpGqzkSDMpD

Perspectives on Public Comparables for CVET-GPM eCommerce (Healthcare) eCommerce (Pet) eCommerce (Non-HC) ▪ Platforms that digitally connects patients ▪ Animal Health focused businesses ▪ Broader marketplace platforms that create with products and service providers operating eCommerce platforms a centralized hub to efficiently and profitably sell goods ▪ Healthcare eCommerce platforms drive ▪ Likely to serve as valuation model closets comp universe reference-points vis-à-vis similar value ▪ Likely to serve as valuation reference- propositions, business model and end points due to eCommerce models market TEV / Rev TEV / GP TEV / Rev TEV / GP TEV / Rev TEV / GP 2022E 2023E 2022E 2023E 2022E 2023E 2022E 2023E 2022E 2023E 2022E 2023E 3.1x 2.5x 4.3x 3.5x 2.1x 1.6x 4.3x 3.1x 2.6x 2.1x 4.1x 3.3x TEV / EBITDA ‘22E-’24E CAGR TEV / EBITDA ‘22E-’24E CAGR TEV / EBITDA ‘22E-’24E CAGR 2022E 2023E Rev. EBITDA 2022E 2023E Rev. EBITDA 2022E 2023E Rev. EBITDA 19.5x 14.7x 19.7% 31.5% NM 16.8x 28.0% 78.4% 20.7x 19.0x 23.8% 24.9% Note: Market data as of 04/26/2022 Deutsche Bank 8 Source: Company information, FactSet DRAFT Investment Bank Valuation Metrics (Average) Comps 81nidZpGqzkSDMpD

Value Implications of Growth & Scale in Public vs. Private Scenarios While growth largely drives sale valuations, buyers are making distinctions for a reasonable level of profitability (1) NTM EV/R 5.1x 4.5x 5.4x 7.1x 7.1x 7.0x 13.6x 10.4x 1.6x 1.5x 6.0x 5.3x 9.4x 6.3x 15.0x 9.5x 16.5x 24.9x 23.9x 19.1x 23.1x 17.1x 23.3x 19.0x EV/E 14.3x 17.0x 23.2x 19.5x 47.7x 19.3x 52.9x 28.4x 18.1x 39.2x 25.8x 23.8x N/A 19.2x N/A 22.2x EV/uFCF 16.7x 23.0x 27.0x 22.2x 55.1x 20.9x 33.6x 32.9x (2) 2.18 N/A 2.21 1.77 1.81 1.73 1.59 1.25 EV/E/G 2.44 2.44 1.82 1.63 2.64 0.84 2.80 N/A CVET-GPM CVET-GPM 3 30 0.0 .0x x 30.0x Strike Zone 30.0x Strike Zone R² = 0.2777 R² = 0.3089 R² = 0.0521 R² = 0.0409 2 25 5.0 .0x x 25.0x R² = 0.1553 25.0x R² = 0.1004 R² = 0.0046 2 20 0.0 .0x x 20.0x 20.0x R² = 0.0136 1 15 5.0 .0x x 1 15 5.0 .0x x 1 10 0.0 .0x x 1 10 0.0 .0x x 0% 0% 1 10 0% % 2 20 0% % 3 30 0% % 4 40 0% % 0% 0% 2 20 0% % 4 40 0% % 6 60 0% % 8 80 0% % NTM Revenue Growth Rule of X Source: DB’s Healthcare & Technology Proprietary M&A Database, FactSet Deutsche Bank Current Public Company Valuations 9 Note: Public data as of 4/26/2022; represents M&A transactions in the last 3 years DRAFT Investment Bank Apr ’21 Public Company Valuations 1) Represents NTM medians for current public companies and M&A precedents Precedent M&A Valuations 2) Represents NTM / LTM EBITDA growth rate M&A @ Apr ‘21 EV / NTM EBITDA EV / NTM EBITDA 81nidZpGqzkSDMpD

E-Commerce Near 5-Year Lows Across Verticals GPM 5Y Trading Ranges E-Commerce (HC) E-Commerce (Pet) E-Commerce (Non-HC) Overall Average Current TEV / NTM Revenue TEV / NTM GP 20.0x 30.0x 15.2x 22.1x 21.6x 15.0x 18.9x 20.0x 16.8x 16.0x 10.4x 15.0x 13.5x 9.1x 9.1x 10.0x 14.2x 11.6x 12.6x 7.1x 11.7x 7.4x 6.4x 5.9x 10.0x 11.5x 8.9x 5.6x 5.5x 7.8x 5.0x 9.2x 9.3x 5.4x 3.7x 5.6x 7.2x 2.7x 3.3x 3.0x 4.0x 4.6x 2.5x 3.6x 5.5x 3.8x 5.2x 3.1x 2.4x 2.5x 4.4x 2.3x 2.2x 3.3x 1.7x 0.0x 0.0x E-Commerce (Healthcare) E-Commerce (Pet) E-Commerce (Non-HC) Overall E-Commerce E-Commerce (Pet) E-Commerce (Non-HC) Overall (Healthcare) TEV / NTM E TEV / NTM Revenue / Growth 99.0x 100.0x 0.50 0.47 0.42 0.39 80.0x 0.40 86.7x 66.2x 70.5x 53.7x 63.9x 58.4x 0.28 51.7x 60.0x 0.30 0.26 0.23 59.7x 0.21 0.22 0.22 44.1x 37.5x 40.0x 0.20 37.9x 0.19 36.5x 0.14 31.4x 0.18 37.2x 0.16 0.15 0.13 24.2x 0.12 0.12 0.15 21.7x 20.0x 0.10 24.5x 19.5x 25.1x 0.09 0.10 19.6x 18.7x 0.09 0.09 0.08 14.6x 0.07 11.8x 0.0x 0.00 E-Commerce (HC) E-Commerce (Pet) E-Commerce (Non-HC) Overall E-Commerce E-Commerce (Pet) E-Commerce (Non-HC) Overall (Healthcare) Note: Market data from 04/26/2017 – 04/26/2022; excludes multiples >100.0x or <0.0x Deutsche Bank 10 Source: FactSet DRAFT Investment Bank 81nidZpGqzkSDMpD

Deutsche Bank Investment Bank Section B Global Software Services (GSS) DRAFT 81nidZpGqzkSDMpD

Select Precedents to Consider

Broad base of mostly provider-oriented software (incl RCM) deals presents a few standout, key precedents for deeper consideration

($ in millions)

	Date	Target	Buyer	TEV	LTM R	LTM GP	LTM E	R Growth	EV / NTM Revenue	EV / NTM EBITDA
★	Feb-16	Brightree	ResMed	$800	7.1x	9.8x	19.0x	14%	6.2x	16.5x
★	Jun-19	Nextech	Thomas H. Lee	$550	9.6x	N/A	26.0x	15%	8.3x	23.2x
★	Aug-19	WebPT	Warburg Pincus	$675	6.3x	N/A	28.1x	15%	5.4x	18.8x
	Jun-20	Qgenda	ICONIQ Capital	$1,050	15.7x	22.0x	36.2x	23%	12.7x	24.4x
	Jul-20	Wellsky	LGP / TPG	$3,025	8.3x	11.2x	22.6x	13%	7.4x	19.3x
	Aug-20	eSolutions	Waystar	$1,350	11.1x	13.8x	20.3x	12%	9.9x	18.2x
	Oct-20	CarePort Health	Wellsky	$1,350	13.6x	15.6x	20.9x	11%	12.3x	19.1x
	Nov-20	nThrive	Clearlake Capital	$1,115	4.7x	6.7x	11.9x	9%	4.4x	10.4x
	Jan-21	Change Healthcare	OptumInsight / UNH	$13,000	4.1x	10.6x	14.0x	7%	3.9x	12.8x
	Jan-21	PointClickCare	Hellman & Friedman	$3,130	13.5x	N/A	31.0x	16%	11.7x	27.0x
★	May-21	Therapy Brands	KKR	$1,200	10.4x	14.0x	28.0x	23%	8.4x	20.4x
	Jun-21	Allocate Software	RLDatix	$1,300	11.4x	15.2x	29.2x	10%	10.4x	23.0x
	Oct-21	TransUnion Healthcare	Clearlake / nThrive	$1,740	8.7x	13.7x	18.2x	1%	8.6x	17.7x
★	Nov-21	Patientpop	Kareo	$507	7.0x	10.0x	NM	15%	6.1x	NM
★	Nov-21	athenahealth	Bain Capital / H&F	$17,000	8.6x	12.6x	19.0x	12%	7.7x	17.2x
	Nov-21	Iodine Software	Advent International	$1,210	20.9x	27.7x	56.2x	45%	14.4x	38.1x
	Dec-21	Cerner	Oracle	$29,548	5.1x	6.2x	15.5x	5%	4.9x	14.3x
	Jan-22	Cloudmed	R1 RCM	$4,100	11.3x	N/A	28.7x	19%	9.5x	21.8x
	Feb-22	Informa Pharma	Warburg Pincus	$2,600	11.9x	N/A	27.5x	12%	10.6x	23.2x

Median: 8.4x (EV / NTM Revenue) **Median: 19.2x** (EV / NTM EBITDA)

Note: Columns reflect NTM multiples
Source: Public filings, Wall Street research, and DB Investment Banking estimates

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Deutsche Bank
Investment Bank
11

Qualifying Key Precedents

These business are particularly relevant to GSS and indicative of how the market perceives value

	TEV / Rev.		TEV / E		TEV / FCF				Key Attributes (At Time of Transaction)			
Precedent (Target)	LTM	NTM	LTM	NTM	LTM	NTM	Major Similarities	Major Distinctions	Market Leadership	Quality Management	M&A Roadmap	Strategic Buyers
Nextech	9.6x	8.3x	26.0x	23.2x	38.9x	34.9x	▪ Practice management solutions ▪ Similar margin profile	▪ Specialty provider focus ▪ Large TAM	✗	✓	✓	✗
THERAPYBRANDS	10.4x	8.4x	28.0x	20.4x	28.6x	20.3x	▪ Limited TAM ▪ Practice management solutions ▪ Growth and margin profile	▪ Mental and behavioral health focus ▪ Core SaaS platform	✓	✓	✓	✗
WebPT	6.3x	5.4x	28.1x	18.8x	21.8x	20.5x	▪ Limited TAM ▪ Practice management solutions	▪ Physical therapy provider focus ▪ SaaS platform	✓	✓	✗	✗
athenahealth	8.6x	7.7x	19.0x	17.2x	22.2x	20.2x	▪ Provider focused recurring revenue model ▪ Practice management solutions	▪ Size / scale ▪ Large TAM	✓	✓	✓	✗
brightree	7.1x	6.2x	19.0x	16.5x	19.2x	16.8x	▪ Leading market share ▪ Limited TAM ▪ Similar margin profile	▪ HME/DME provider focus	✓	✓	✓	✓
PATIENTPOP	7.0x	6.1x	NM	NM	NM	NM	▪ Practice growth platform ▪ Recurring revenue model	▪ Specialty provider focus ▪ Lower growth	✗	✓	✗	✓
Median:	**7.8x**	**6.9x**	**26.0x**	**18.8x**	**22.2x**	**20.3x**						

Deutsche Bank
Investment Bank

Source: Public filings, Wall Street research, and DB Investment Banking estimates

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Quantifying Key Precedents CVET’s GSS segment may be best-in-class among peer precedent targets in growth and margin profile LTM & NTM Revenue Growth NTM Gross & EBITDA Margin NTM Growth NTM EBITDA Margin 75.4% (1) 73.0% 72.7% 26.2% LTM Growth NTM Gross Margin 68.7% 23.5% 59.4% 17.0% 16.3% 15.0% 18.4% 44.7% 15.4% 41.2% 14.9% 14.4% 38.2% 37.7% 13.5% 35.9% 11.7% 29.0% Therapy Patientpop Brightree athenahealth CVET-GSS Nextech WebPT CVET-GSS Therapy athenahealth Brightree Patientpop Nextech WebPT Brands Brands (2) LTM Revenue Mix NTM uFCF Margin Recurring Non-Recurring 41.4% 37.9% 37.1% 1% 3% 4% 6% 18% 30.2% 26.6% 23.8% 100% 99% 97% 96% 94% 82% NM WebPT Patientpop Therapy athenahealth Brightree Nextech (3) Brands Therapy athenahealth Brightree CVET-GSS WebPT Nextech Patientpop Brands Source: Public filings, Wall Street research, and Sponsor Thesis Presentation for CVET Deutsche Bank 13 1) GSS LTM growth is flat at 0.0%. DRAFT Investment Bank 2) Represents EBITDA less Capex 3) Represents estimates capex based on allocating consolidated capex by proportion of revenue between GPM and GSS segments 81nidZpGqzkSDMpD

Perspectives on Public Comparables for CVET-GSS

Mid-Growth Software (Healthcare)

- Cohort of HCIT software and SaaS businesses focused on provider end market and growing at MSD
- Closest comp universe for CVET's GSS business

Comps: Allscripts (1), Craneware, HealthStream, nextgen healthcare

Valuation Metrics (Average)

TEV / Rev		TEV / GP	
2022E	2023E	2022E	2023E
3.4x	3.2x	5.5x	5.0x

TEV / EBITDA		'22E-'24E CAGR	
2022E	2023E	Rev.	EBITDA
13.9x	12.8x	7.5%	12.6%

Mid-Growth Software (Non-HC)

- Cohort of broader software comps growing at MSD-HSD
- Given limited availability of relevant HCIT comps, this set of peers with similar growth profile provides a useful benchmark

Comps: Dropbox, meridianlink, SAPIENS, SS&C (2)

Valuation Metrics (Average)

TEV / Rev		TEV / GP	
2022E	2023E	2022E	2023E
4.0x	3.7x	6.4x	5.9x

TEV / EBITDA		'22E-'24E CAGR	
2022E	2023E	Rev.	EBITDA
11.9x	10.6x	7.8%	11.8%

High-Growth Software (For Exit Only)

- Cohort of high-growth HCIT SaaS and software peers
- Reference comp set for exit analysis; assumes standalone GSS business achieve growth profile through organic and inorganic opportunities

Comps: Model N, HealthCatalyst, Omnicell, Veeva

Valuation Metrics (Average)

TEV / Rev		TEV / GP	
2022E	2023E	2022E	2023E
6.0x	5.2x	9.7x	8.3x

TEV / EBITDA		'22E-'24E CAGR	
2022E	2023E	Rev.	EBITDA
31.1x	25.4x	16.1%	21.7%

Note: Market data as of 04/26/2022; Mid-Growth defined as 2022E – 2024E Revenue CAGR < 12.0%, High-Growth defined as 2022E – 2024E Revenue CAGR > 12.0%

Source: Company information, FactSet

1) *Financials are PF adjusted for Divestiture of Hospital & Large Physician Practices announced on 03/03/2022*
2) *Financials are PF adjusted for Acquisition of Blue Prism plc completed on 03/16/2022*

Deutsche Bank
Investment Bank
DRAFT
14

Value Implications of Growth & Scale in Public vs. Private Scenarios While growth largely drives sale valuations, buyers are making distinctions for a reasonable level of profitability (1) NTM EV/R 5.1x 4.5x 5.4x 7.1x 7.1x 7.0x 13.6x 10.4x 1.6x 1.5x 6.0x 5.3x 9.4x 6.3x 15.0x 9.5x 16.5x 24.9x 23.9x 19.1x 23.1x 17.1x 23.3x 19.0x EV/E 14.3x 17.0x 23.2x 19.5x 47.7x 19.3x 52.9x 28.4x 18.1x 39.2x 25.8x 23.8x N/A 19.2x N/A 22.2x EV/uFCF 16.7x 23.0x 27.0x 22.2x 55.1x 20.9x 33.6x 32.9x (2) 2.18 N/A 2.21 1.77 1.81 1.73 1.59 1.25 EV/E/G 2.44 2.44 1.82 1.63 2.64 0.84 2.80 N/A CVET-GSS CVET-GSS 30.0x 30.0x 30.0x 30.0x Strike Zone Strike Zone R² = 0.2777 R² = 0.0521 R² = 0.3089 R² = 0.0409 R² = 0.1553 25.0x 25.0x 25.0x 25.0x R² = 0.1004 R² = 0.0046 20.0x 20.0x 20.0x 20.0x R² = 0.0136 15.0x 15.0x 1 15 5.0 .0x x 10.0x 10.0x 1 10 0.0 .0x x 0% 10% 20% 30% 40% 0% 10% 20% 30% 40% 0% 0% 2 20 0% % 4 40 0% % 6 60 0% % 8 80 0% % NTM Revenue Growth Rule of X Source: DB’s Healthcare & Technology Proprietary M&A Database, FactSet Deutsche Bank Current Public Company Valuations 15 Note: Public data as of 4/26/2022; represents M&A transactions in the last 3 years DRAFT Investment Bank Apr ’21 Public Company Valuations 1) Represents NTM medians for current public companies and M&A precedents Precedent M&A Valuations 2) Represents NTM / LTM EBITDA growth rate M&A @ Apr ‘21 EV / NTM EBITDA EV / NTM EBITDA 81nidZpGqzkSDMpD

Although Broadly Lower, SW Valuations Remain Above 5-Year Lows

GSS 5Y Trading Ranges

Mid-Growth Software (HC) — Mid-Growth Software (Non-HC) — High-Growth Software (Exit Only) — Overall
◆ Current - - - Average

TEV / NTM Revenue



15.0x
10.0x
5.0x
0.0x
6.4x
4.7x
4.2x
3.4x
3.6x
2.9x
5.9x
4.5x
4.3x
3.9x
4.0x
3.4x
11.3x
10.0x
7.8x
5.8x
5.8x
4.8x
7.4x
6.1x
5.5x
4.7x
4.4x
3.9x
Mid-Growth Software (Healthcare)
Mid-Growth Software (Non-HC)
High-Growth Software (For Exit Only)
Overall

TEV / NTM GP



20.0x
15.0x
10.0x
5.0x
0.0x
8.2x
6.1x
5.8x
5.3x
4.7x
3.1x
9.4x
8.0x
7.5x
7.1x
6.3x
6.1x
17.9x
15.4x
12.2x
9.4x
8.8x
7.5x
11.3x
9.4x
8.4x
7.2x
7.0x
6.2x
Mid-Growth Software (Healthcare)
Mid-Growth Software (Non-HC)
High-Growth Software (For Exit Only)
Overall

TEV / NTM E



60.0x
40.0x
20.0x
0.0x
24.6x
19.2x
17.2x
15.3x
13.5x
12.5x
21.6x
16.0x
15.5x
14.4x
11.6x
11.4x
57.9x
43.6x
38.2x
33.0x
29.4x
23.7x
29.3x
24.4x
23.0x
21.8x
17.2x
15.8x
Mid-Growth Software (Healthcare)
Mid-Growth Software (Non-HC)
High-Growth Software (For Exit Only)
Overall

TEV / NTM Revenue / Growth



2.00
1.50
1.00
0.50
0.00
1.58
0.90
0.74
0.58
0.45
0.35
1.17
0.68
0.63
0.56
0.30
0.23
1.24
0.49
0.41
0.39
0.27
0.18
0.99
0.71
0.57
0.54
0.43
0.34
Mid-Growth Software (Healthcare)
Mid-Growth Software (Non-HC)
High-Growth Software (For Exit Only)
Overall

Note: Market data from 04/26/2017 – 04/26/2022; excludes multiples >100.0x or <0.0x
Source: FactSet

Deutsche Bank
Investment Bank

DRAFT

16

Deutsche Bank Investment Bank Section C Animal Health Distribution DRAFT 81nidZpGqzkSDMpD

Select Precedents to Consider

Broad base of healthcare distribution deals presents a few standout, key precedents for deeper consideration

($ in millions)

	Date	Target	Buyer	TEV	LTM E Margin	R Growth (Hist)	R Growth (Proj)	EV / Revenue	EV / EBITDA
★	Oct-12	PSS World Medical, Inc.	McKesson	$2,100	8.0%	8.1%	1.1%	1.0x	12.4x
★	Feb-13	AssuraMed	Cardinal Health	$2,070	12.5%	NA	NA	1.8x	14.8x
	May-14	Celesio[1]	McKesson	$7,689	2.5%	(6.7%)	(6.0%)	0.3x	10.7x
★	Jan-15	MWI Veterinary Supply	AmerisourceBergen	$2,523	4.4%	8.4%	18.3%	0.8x	18.6x
★	May-15	Animal Health Intl.	Patterson Medical	$1,100	4.5%	NA	NA	0.7x	16.2x
	Jul-15	Harvard Drug Group	Cardinal Health	$1,115	NA	NA	NA	2.5x	NA
	Jul-15	Patterson Medical	MDP	$715	13.7%	1.7%	NA	1.5x	11.2x
	Oct-15	PharMEDium Healthcare	AmerisourceBergen	$2,700	36.1%	NA	NA	7.2x	20.0x
	May-16	Performance Health	Patterson Medical	$725	38.7%	NA	NA	4.3x	11.1x
	Aug-17	Byram Healthcare	Owens & Minor	$380	7.9%	NA	NA	0.8x	10.4x
	Nov-17	RxCrossroads	McKesson	$725	17.8%	13.3%	0.1%	2.1x	12.1x
★	Feb-19	Henry Schein Animal Health[2]	Covetrus	$3,100	5.4%	7.3%	5.4%	0.8x	14.6x
	Jan-20	Solara[3]	adapthealth	$425	15.5%	24.0%	27.0%	1.9x	10.9x / 12.1x
	Jan-21	AeroCare[3]	adapthealth	$2,026	13.0%	NA	~ 8.0%	3.1x	11.4x / 23.8x
	Jan-21	Alliance Healthcare	AmerisourceBergen	$6,500	2.8%	NA	(6.5%)	0.3x	12.0x
★	Jun-21	Medline	Blackstone, Carlyle, H&F	$34,000	13.3%	8.1%	15.2%	1.9x	14.2x
	Jan-22	Apria[3]	Owens & Minor	$1,450	11.4%	4.9%	4.0%	1.2x	10.6x / 10.6x

Median	EV / Revenue		EV / EBITDA	
	Animal	0.8x	Animal	16.2x
	Other H/C	1.9x	Other H/C	11.4x
	Overall	**1.5x**	**Overall**	**12.1x**

■ Animal Health Distribution
■ Other Healthcare Distribution ■ Bridge to EV / EBITDA - CapEx

Source: Public filings, Wall Street research, and DB Investment Banking estimates
1) TEV converted from EUR to USD as of transaction date
2) Includes $1.12mm special dividend
3) TEV/EBITDA multiples reflect EBITDA less CapEx

Deutsche Bank
Investment Bank

DRAFT

17

Qualifying Key Precedents

These businesses are particularly relevant to the Distribution segment, and indicative of how the market perceives value

Precedent (Target)	TEV / Rev. LTM	TEV / Rev. NTM	TEV / E LTM	TEV / E NTM	Major Similarities	Major Distinctions	Key Attributes (At Time of Transaction): Market Leadership	High Quality Management	M&A Roadmap	Strategic Buyers
MWI Veterinary Supply	0.8x	0.7x	18.6x	15.6x	• Focus on distribution • Animal health • E-commerce segment	• National focus • Agency relationships with suppliers	✓	✓	✗	✓
Animal Health International	0.7x	NA	16.2x	NA	• Focus on distribution • Animal health	• Significant presence in production animal health, and in equine • National focus and Canada	✓	✓	✓	✓
AssuraMed	1.8x	NA	14.8x	NA	• Distribution focus on healthcare products	• B2C channel • Human health focused	✓	✓	✓	✓
Henry Schein Animal Health	0.8x	0.7x	14.6x	13.7x	• Prior transaction for this asset	• Less integrated • Proprietary products strategy less developed • Included GSS (although under-invested / slower growth at the time)	✓	✓	✗	✓
Medline	1.9x	1.7x	14.2x	14.2x	• Distribution focus on healthcare products • Multi-national footprint • B2B model	• Human health focused • Broad end markets ranging from physician offices to acute care and retail • Significant (55%) revenue contribution from branded products	✓	✓	✓	✗
PSS World Medical	1.0x	0.9x	12.4x	11.7x	• Distribution focus on healthcare products	• Focus on human health, particularly the alternate site healthcare provider market • U.S. focused	✓	✗	✗	✓
Median:	**0.9x**	**0.8x**	**14.7x**	**14.0x**						

Source: Public filings, Wall Street research, and DB Investment Banking estimates

Deutsche Bank
Investment Bank

DRAFT

18

Quantifying Key Precedents 2-Year Historical Revenue Growth CAGR LTM EBITDA Margin 13.3% 8.4% 12.5% 8.1% 8.1% 7.3% 8.0% 4.6% 6.5% 5.4% 4.5% 4.4% NA NA MWI PSS Medline Henry CVET-Dist Animal AssuraMed Medline AssuraMed PSS CVET-Dist Henry Animal MWI Schein Health Intl. Schein Health Intl. 2-Year Projected Revenue Growth CAGR 2-Year Projected EBITDA Growth CAGR 18.3% 12.5% 15.2% 9.9% 9.8% 6.1% 4.6% 5.4% 3.4% 1.1% NA NA NA NA MWI Medline Henry CVET-Dist PSS Animal AssuraMed MWI Henry PSS Medline CVET-Dist Animal AssuraMed Schein Health Intl. Schein Health Intl. Source: Public filings, Wall Street research, and Sponsor Thesis Presentation for CVET Deutsche Bank 19 DRAFT Investment Bank 81nidZpGqzkSDMpD

Perspectives on Public Comparables for CVET Distribution

Comps

Distribution (Specialty)

- Higher growth and margin specialty distributors with leading position across specific end markets
- More supply focused vs. pharmaceutical
- Likely to serve as valuation reference-points for Wall Street analysts and investors alike vis-à-vis similar value propositions and business models

HENRY SCHEIN® | Owens & Minor | PATTERSON COMPANIES, INC.

Distribution (Drug)

- Global supply chain leaders, with a core focus on pharmaceutical distribution
- Increasingly diversifying into higher growth / margin segments (animal health, home care, services)
- Relevant reference, however, Rx business reduces margin profile; recent/near term idiosyncratic impact from opioid issues

AmerisourceBergen® | CardinalHealth™ | McKESSON

Animal Health Suppliers

- Relevant companies that benefit from similar end markets
- Success of distributors tied to growth of suppliers
- Margin profile difference given product vs. distribution mix

Elanco | IDEXX LABORATORIES | zoetis

Valuation Metrics (Median)

TEV / EBITDA

	2021E	2022E	2023E
Distribution (Specialty)	13.0x	11.4x	10.3x
Distribution (Drug)	10.5x	10.2x	9.8x
Animal Health Suppliers	26.1x	23.7x	21.4x

	'21E – '23E CAGR		2021E
	Revenue	EBITDA	EBITDA Margin
Distribution (Specialty)	3.6%	5.9%	6.6%
Distribution (Drug)	5.1%	5.5%	1.5%
Animal Health Suppliers	8.5%	12.6%	32.9%

Deutsche Bank
Investment Bank

Note: Market data as of 04/26/2022; excludes multiples <0.0x and > 100.0x; valuation medians exclude Medline
Source: Company information, FactSet

DRAFT

20

Comparable Benchmarking – Operational Metrics 2021E-2023E Revenue Growth 2021E-2023E EBITDA Growth Median Median 10.8% Distribution (Specialty) 3.6% Distribution (Specialty) 5.9% 15.9% 5.1% 5.5% Distribution (Drug) Distribution (Drug) Animal Health Suppliers 8.5% Animal Health Suppliers 12.6% 8.5% 12.9% 12.7% 12.6% Overall 4.8% Overall 8.5% 10.3% 5.6% 5.1% 4.8% 6.7% 5.9% 3.6% 5.5% 3.4% 5.4% 3.1% 1.8% 0.5% (0.5%) (2) 2021E EBITDA Margin 2021E FCF Margin Median Median Distribution (Specialty) 6.6% Distribution (Specialty) 6.2% 1.5% 1.3% Distribution (Drug) Distribution (Drug) 42.9% Animal Health Suppliers 13.0% Animal Health Suppliers 29.1% 37.8% Overall 6.6% Overall 6.2% 32.9% 29.1% 22.2% 19.7% 8.7% 8.1% 6.6% 6.5% 6.2% 4.5% 3.9% 3.3% 2.0% 1.8% 1.5% 1.4% 1.3% 1.2% Source: Company filings, FactSet, Wall Street research Deutsche Bank 21 Distribution (Specialty) Note: Market data as of 04/26/2022, Covetrus excluded from overall medians DRAFT Investment Bank Metrics less than 0.0% considered not meaningful Distribution (Drug) 1) CVET-Dist. figures reflect WholeCo - GTS 2) FCF defined as EBITDA less capex Animal Health Suppliers 81nidZpGqzkSDMpD

Public Market Benchmarking – Valuation Metrics EV / 2022E Revenue EV / 2022E EBITDA Median Median Distribution (Specialty) 0.6x Distribution (Specialty) 11.4x 0.2x 10.2x Distribution (Drug) Distribution (Drug) 33.3x Animal Health Suppliers 10.3x Animal Health Suppliers 23.7x 11.2x Overall 0.6x Overall 11.4x 10.3x 23.7x 3.7x 1.1x 15.4x 12.3x 11.4x 10.8x 10.2x 0.6x 7.6x 0.5x 7.4x 0.2x 0.2x 0.1x (1) EV / 2022E FCF Price / 2022E Earnings Median Median Distribution (Specialty) 13.1x Distribution (Specialty) 14.5x 39.2x 48.2x 11.7x 13.6x Distribution (Drug) Distribution (Drug) 24.7x Animal Health Suppliers 24.7x Animal Health Suppliers 34.2x 34.2x Overall 13.1x Overall 14.5x 21.0x 17.9x 17.6x 14.5x 14.4x 13.6x 13.4x 13.1x 12.1x 11.7x 13.9x 10.9x 9.0x 8.3x Source: Company filings, FactSet, Wall Street research Deutsche Bank 22 Distribution (Specialty) Note: Market data as of 04/26/2022; CVET excluded from overall medians DRAFT Investment Bank multiples less than 0.0x or greater than 75.0x considered not meaningful Distribution (Drug) 1) FCF defined as EBITDA less capex Animal Health Suppliers 81nidZpGqzkSDMpD

Five Year Perspective on Key Multiples and Ratios for Animal Health Distribution Comparables TEV / NTM Revenue (5Y Trading Ranges) TEV / NTM E (5Y Trading Ranges) 1.0x 15.0x 0.8x 12.7x 12.7x 11.5x 0.8x 0.8x 11.5x 10.6x 10.3x 0.7x 10.3x 10.3x 10.0x 9.3x 0.6x 9.1x 0.6x 9.7x 8.2x 0.5x 0.6x 8.7x 7.9x 8.3x 0.5x 7.6x 7.5x 0.4x 0.5x 0.4x 6.7x 0.4x 5.0x 0.4x 0.2x 0.3x 0.2x 0.2x 0.2x 0.1x 0.1x 0.1x 0.0x 0.0x Distribution (Specialty) Distribution (Drug) Overall Distribution (Specialty) Distribution (Drug) Overall TEV / NTM FCF (5Y Trading Ranges) TEV / NTM PE (5Y Trading Ranges) 25.0x 25.0x 22.7x 20.3x 19.6x 20.0x 20.0x 18.4x 17.5x 16.5x 17.1x 15.4x 15.3x 14.7x 15.0x 15.0x 14.7x 14.6x 13.2x 15.4x 14.2x 13.2x 12.1x 11.7x 13.7x 12.8x 12.7x 13.2x 11.2x 13.1x 13.6x 13.0x 11.4x 10.9x 11.7x 11.9x 10.0x 10.0x 11.5x 10.5x 10.0x 10.1x 9.5x 8.7x 5.0x 5.0x 0.0x 0.0x Distribution (Specialty) Distribution (Drug) Overall Distribution (Specialty) Distribution (Drug) Overall Source: FactSet Deutsche Bank Distribution (Specialty) Max / Min 23 Note: Market data from 04/26/2017 – 04/26/2022 DRAFT Investment Bank Distribution (Drug) Average Animal Health Suppliers Current 81nidZpGqzkSDMpD

Deutsche Bank Investment Bank Section 3 Exit Considerations DRAFT 81nidZpGqzkSDMpD

Handicapping Exit Plans for Segments

Different exit strategies provide for varying valuation levels for each of the company's unique segments

Factors		Sale to Strategic	IPO	Sale to Sponsor
Weight	Distribution	30%	20%	50%
	GPM	25%	45%	30%
	GSS	25%	10%	65%
Rationale		▪ Strategics are erratic and typically unable to compete on auction timelines ▪ Requires 6-12 months of advanced planning and partnerships to de-risk buying (try before you buy) and top-of-the-house engagement / buy-in	▪ Growth will need to exceed 15-20% to reach terminal velocity w/r/t multiple (up to $200M EBITDA) ▪ 10-15% growth is still sufficient for a successful IPO, especially for EBITDA levels >$250M, but doesn't garner quite the premium to M&A options	▪ Leveraged returns and access to capital continue to fuel appetite for assets ▪ PE is the most consistent, reliable buyer for any asset with normal margins and meaningful cash flow ▪ Generally, historical, can compete within 20-25% of IPO value and beats publicly-traded strategics 9 times out of 10
Exit (5YA)	Distribution	13-15x E	11-13x E	12-14x E
	GPM	4-5x Rev. / 10-12x GP	6-8x Rev. / 14-18x GP	4-5x Rev. / 10-12x GP
	GSS	18-20x E / 20-22x FCF	16-18x E / 18-20x FCF	18-20x E / 20-22x FCF

* *Market trends suggest 10% upside 2-3 years out*

Deutsche Bank
Investment Bank

DRAFT

24

Sum-of-the-Parts Analysis TBU Deutsche Bank 25 DRAFT Investment Bank 81nidZpGqzkSDMpD

Preliminary Perspectives on Best Strategic Buyers Beta Buyers Alpha Buyers ▪ The buyer universe for the combined business is very limited ▪ Separating the two segments will likely expand the number of alpha buyers ▪ Focused M&A roadmap for the separated businesses Unlikely Buyers Gamma Buyers to generate greater buyer interest Ability-to-Pay Deutsche Bank 26 Distribution GPM GSS All DRAFT Investment Bank Interest 81nidZpGqzkSDMpD

Double-Clicking on Future Alpha Buyers ($ in billions) Market Cap / Buyer Ownership TEV Cash & Cash Equiv. 2022 Revenue 2022 EBITDA Recent Acquisitions ▪ BluDiagnostics (Jul-20) $1,457 $1,411 $96 $539 $81 ▪ Health Navigator (Oct-19) ▪ PillPack (Sep-18) ▪ Palette Health (May-18) Bain, H&F NA NA $2.2 $1,063▪ Praxify Technologies (Jun-17) ▪ PatientPop (May-16) ▪ Medtronic - Medical Supplies Business (Jul-17) $17 $19 $3.2 $181 $2.6 ▪ The Harvard Drug Group (Jul-15) ▪ Metro Medical Supply (Apr-15) $14 $13 $0.6 $10.2 $0.1▪ NA $3.5 $3.2 $0.3 $0.3 NM ▪ NA ▪ Timely Limited (May-21) $2.6 $3.1 $0.1 $0.6 $0.1▪ Briostack (Jan-21) ▪ Updox (Dec-20) Note: Market data as of 04/26/2022 and financial data as of the most recent reported period Deutsche Bank 27 Source: Company data, FactSet, Wall Street research DRAFT Investment Bank 81nidZpGqzkSDMpD

Double-Clicking on Future Alpha Buyers (Cont'd)

($ in billions)

Buyer	Market Cap / Ownership	TEV	Cash & Cash Equiv.	2022 Revenue	2022 EBITDA	Recent Acquisitions
JAB	Private	NA	NA	NA	NA	▪ Figo Pet Insurance (Oct-21) ▪ Independence Pet Group (May-21) ▪ National Veterinary Associates (Jun-19)
MARS	Private	NA	NA	NA	NA	▪ Strategic Pharmaceutical Solutions (May-21) ▪ Davies Veterinary Specialists (Jan-19) ▪ PetCare (Sep-18)
MCKESSON	$49	$53	$2.7	$255	$4.9	▪ Medical Specialties Distributor (Jun-18) ▪ RxCrossroads (Jan-18) ▪ BDI Pharma (Aug-17)
MEDLINE	Blackstone, Hellman & Friedman, Carlyle	NA	NA	$20	$2.4	▪ Teleflex (Jun-21) ▪ Medi-Select (Jan-20) ▪ Suture Express (Nov-19)
zooplus	EQT, H&F	NA	NA	NA	NA	▪ NA

Note: Market data as of 04/26/2022 and financial data as of the most recent reported period
Source: Company data, FactSet, Wall Street research

Deutsche Bank
Investment Bank

DRAFT

28

Deutsche Bank Investment Bank Section 4 M&A Roadmap DRAFT 81nidZpGqzkSDMpD

Summary of Preliminary M&A Roadmap

M&A History

- Veterinary Care Plans (2021)
- AppointMaster (2021)
- SmartPak Equine (2019)
- Henry Schein's animal health business (2018)

	GPM	GSS	Notes / Themes
CATALYST	PetMeds (Your Trusted Pet Health Expert)	IDEXX (Vet Software)	▪ Actionable platforms with strong industrial logic, e.g., near competitors, to drive potential synergies and reduce effective purchase multiple
INCREMENTAL CAPABILITIES	KOALA HEALTH petabolix	HIPPO manager ManyPets VetNOW petpartners	▪ Assets with incremental solutions to extend offerings to logical adjacencies (e.g. nutrition, DTC Rx; insurance, telehealth)
TRANSFORMATIONAL	Whistle BARK Rover	tailio FUZZY Pet Health	▪ Pivot potential through M&A, de-risk long-term growth story and broadening potential buyer universe ▪ Expand existing platform into DTC

Deutsche Bank
Investment Bank

DRAFT

29

Deutsche Bank Investment Bank Appendix DRAFT 81nidZpGqzkSDMpD

Spreading the CVET-GPM Comps

($ in millions)

		TEV	% of 52 Week High	LTM Margins		'22-'24 Growth		LTM Multiples			NTM Multiples			2022 Multiples			2023 Multiples		
				GM	EM	R	E	R	GP	E	R	GP	E	R	GP	E	R	GP	E
eCommerce (Healthcare)	GDRX	$6,269	33.1%	92%	27%	23%	30%	7.8x	29.4x	28.7x	6.4x	21.6x	20.8x	6.8x	23.1x	22.6x	5.5x	18.0x	16.8x
	HIMS	$750	30.3%	75%	NM	22%	NM	2.5x	NM	NM	1.9x	NM	NM	2.0x	NM	NM	1.6x	NM	NM
	TDOC	$5,845	17.6%	68%	13%	23%	34%	2.7x	25.7x	20.4x	2.1x	17.9x	15.7x	2.3x	19.6x	17.1x	1.8x	14.3x	12.7x
	TRHC	$449	8.5%	30%	6%	11%	31%	1.3x	NA	21.8x	1.2x	NA	17.7x	1.2x	NA	19.0x	1.1x	NA	14.7x
	Median			**71%**	**13%**	**22%**	**31%**	**2.6x**	**27.5x**	**21.8x**	**2.0x**	**19.8x**	**17.7x**	**2.1x**	**21.3x**	**19.0x**	**1.7x**	**16.2x**	**14.7x**
eCommerce (Pets)	PETS	$367	49.2%	29%	11%	NA	NA	1.3x	NA	11.7x	1.3x	NA	11.6x	1.3x	12.2x	11.7x	1.2x	NA	NM
	CHWY	$12,976	32.8%	27%	1%	14%	NM	1.4x	NM	NM	1.2x	NM	NM	1.3x	NM	NM	1.1x	NM	NM
	BARK	$386	24.9%	58%	NM	32%	NA	0.8x	NA	NM	0.6x	NA	NM	0.6x	NA	NM	0.5x	NA	NM
	ROVR	$892	41.2%	76%	11%	38%	78%	7.1x	NM	NM	4.6x	39.2x	35.8x	5.1x	49.1x	NM	3.5x	24.9x	22.7x
	Median			**43%**	**11%**	**32%**	**78%**	**1.4x**	**NM**	**11.7x**	**1.2x**	**39.2x**	**23.7x**	**1.3x**	**30.7x**	**11.7x**	**1.2x**	**24.9x**	**22.7x**
eCommerce (Non-HC)	ETSY	$16,053	33.7%	72%	30%	20%	25%	6.6x	28.2x	21.9x	5.6x	20.0x	19.5x	5.8x	21.5x	20.7x	4.9x	16.5x	16.6x
	FTCH	$3,923	21.6%	45%	0%	24%	NM	1.6x	NM	NM	1.3x	NM	NM	1.4x	NM	NM	1.1x	NM	21.4x
	REAL	$332	22.3%	59%	NM	28%	NM	0.6x	NM	NM	0.5x	NM	NM	0.5x	NM	NM	0.4x	NM	NM
	Median			**59%**	**15%**	**24%**	**25%**	**1.6x**	**28.2x**	**21.9x**	**1.3x**	**20.0x**	**19.5x**	**1.4x**	**21.5x**	**20.7x**	**1.1x**	**16.5x**	**19.0x**

Note: Market data as of 04/26/2022
Source: Company information, FactSet

DRAFT

Deutsche Bank
Investment Bank
30

Spreading the CVET-GSS Comps

($ in millions)

				LTM Margins		'22-'24 Growth		LTM Multiples			NTM Multiples			2022 Multiples			2023 Multiples		
		TEV	% of 52 Week High	GM	EM	R	E	R	FCF	E	R	FCF	E	R	FCF	E	R	FCF	E
Mid-Growth Software (HC)	MDRX[1]	$2,635	92.1%	51%	28%	7%	13%	4.7x	20.1x	17.1x	4.4x	27.5x	15.3x	4.5x	29.0x	15.8x	4.2x	23.8x	14.1x
	CRW-GB	$875	56.7%	72%	30%	NA	NA	5.0x	26.0x	17.0x	4.7x	28.1x	16.0x	4.8x	28.6x	16.4x	4.4x	26.4x	15.0x
	HSTM	$577	64.8%	65%	20%	NA	NA	2.2x	11.7x	11.0x	2.1x	11.5x	10.8x	2.1x	11.8x	11.0x	2.0x	10.6x	9.9x
	NXGN	$1,382	91.2%	51%	19%	NA	NA	2.3x	13.7x	12.5x	2.2x	13.1x	12.2x	2.2x	13.2x	12.3x	2.2x	12.9x	12.0x
	Median			**58%**	**24%**	**7%**	**13%**	**3.5x**	**16.9x**	**14.8x**	**3.3x**	**20.3x**	**13.8x**	**3.4x**	**20.9x**	**14.0x**	**3.2x**	**18.3x**	**13.1x**
Mid-Growth Software (Non-HC)	DBX	$8,304	66.6%	80%	37%	7%	9%	3.8x	10.6x	10.3x	3.5x	10.2x	9.8x	3.6x	10.4x	10.0x	3.3x	9.6x	9.2x
	MLNK	$1,695	59.6%	69%	44%	12%	16%	6.2x	14.1x	14.0x	5.7x	14.5x	14.3x	5.8x	15.1x	14.8x	5.3x	13.1x	12.9x
	SPNS	$1,193	62.8%	44%	20%	8%	16%	2.5x	13.6x	13.0x	2.3x	12.5x	11.9x	2.4x	13.1x	12.4x	2.2x	11.0x	10.5x
	SSNC[2]	$22,767	79.4%	56%	39%	4%	6%	4.3x	11.4x	11.0x	4.2x	10.9x	10.3x	4.2x	11.1x	10.5x	4.1x	10.3x	9.8x
	Median			**63%**	**38%**	**8%**	**13%**	**4.1x**	**12.5x**	**12.0x**	**3.8x**	**11.7x**	**11.1x**	**3.9x**	**12.1x**	**11.4x**	**3.7x**	**10.7x**	**10.2x**
High Growth Software (Exit-only)	MODN	$972	61.4%	60%	13%	NA	NA	4.8x	38.5x	37.0x	4.3x	34.8x	33.5x	4.4x	37.1x	35.6x	3.9x	29.5x	28.5x
	HCAT	$764	31.3%	51%	NM	20%	NM	3.0x	NM	NM	2.5x	NM	NM	2.6x	NM	NM	2.2x	NM	NM
	OMCL	$6,480	60.3%	50%	20%	13%	26%	5.4x	32.6x	27.6x	4.5x	31.1x	24.3x	4.6x	33.6x	25.9x	4.1x	25.6x	20.5x
	VEEV	$26,762	52.9%	75%	41%	16%	18%	14.1x	34.8x	34.2x	12.0x	30.9x	30.4x	12.5x	32.2x	31.7x	10.7x	27.5x	27.1x
	Median			**55%**	**20%**	**16%**	**22%**	**5.1x**	**34.8x**	**34.2x**	**4.4x**	**31.1x**	**30.4x**	**4.5x**	**33.6x**	**31.7x**	**4.0x**	**27.5x**	**27.1x**

Note: Market data as of of 04/26/2022
Source: Company information, FactSet
1) Financials are PF adjusted for Divestiture of Hospital & Large Physician Practices announced on 03/03/2022
2) Financials are PF adjusted for Acquisition of Blue Prism plc completed on 03/16/2022

Deutsche Bank
Investment Bank

DRAFT

31

Spreading the Animal Health Distribution Comps

($ in millions)

		TEV	% of 52 Week High	'21 Margins E	'21 Margins FCF	'21-'23 Growth R	'21-'23 Growth E	2022 Multiples R	2022 Multiples E	2022 Multiples FCF	2022 Multiples P/E	2022 Growth Adj. Multiples R	2022 Growth Adj. Multiples E	2022 Growth Adj. Multiples FCF	2022 Growth Adj. Multiples P/E
Distribution (Specialty)	HSIC	$14,030	92.8%	8.7%	8.1%	4.8%	5.4%	1.1x	12.3x	13.1x	17.6x	0.08	0.54	0.58	0.31
	OMI[(1)]	$5,412	77.7%	6.6%	6.2%	3.1%	5.9%	0.5x	7.4x	8.3x	11.0x	0.07	0.59	0.66	0.35
	PDCO	$3,651	87.6%	4.5%	3.9%	3.6%	12.7%	0.6x	11.4x	13.4x	14.5x	0.09	2.15	2.54	0.27
	Median			**6.6%**	**6.2%**	**3.6%**	**5.9%**	**0.6x**	**11.4x**	**13.1x**	**14.5x**	**0.08**	**0.59**	**0.66**	**0.31**
Distribution (Drug)	MCK	$52,635	95.4%	2.0%	1.8%	0.5%	(0.6%)	0.2x	10.8x	12.1x	13.6x	0.06	1.53	1.71	0.34
	ABC	$37,324	94.9%	1.5%	1.3%	5.1%	5.5%	0.2x	10.2x	11.7x	14.4x	0.03	1.46	1.68	0.40
	CAH	$19,539	94.9%	1.4%	1.2%	5.6%	6.7%	0.1x	7.6x	9.0x	10.9x	0.02	NM	NM	0.84
	Median			**1.5%**	**1.3%**	**5.1%**	**5.5%**	**0.2x**	**10.2x**	**11.7x**	**13.6x**	**0.03**	**1.50**	**1.70**	**0.40**
Animal Health Suppliers	ZTS	$86,927	71.6%	42.9%	37.8%	8.5%	10.3%	10.3x	23.7x	27.4x	34.2x	0.84	1.63	1.88	1.32
	IDXX	$39,741	64.5%	32.9%	29.1%	10.8%	12.9%	11.2x	33.3x	39.2x	48.2x	0.78	1.45	1.71	1.28
	ELAN	$17,822	69.4%	22.2%	19.7%	1.8%	12.6%	3.7x	15.4x	17.9x	21.0x	0.18	0.32	0.37	0.39
	Median			**32.9%**	**29.1%**	**8.5%**	**12.6%**	**10.3x**	**23.7x**	**27.4x**	**34.2x**	**0.78**	**1.45**	**1.71**	**1.28**

Note: Market data as of 04/26/2022
Source: Company information, FactSet
1) Financials are PF adjusted for Acquisition of Apria completed on 03/29/2022

Deutsche Bank
Investment Bank

DRAFT

32